PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant  /x/
Filed by a party other than the registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement             / /  Confidential, for Use of
                                                  the Commission Only
/x/  Definitive Proxy Statement                   (as permitted by Rule
                                                  14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Milestone Scientific Inc.
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/x/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
/ / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration state-
ment number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

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                                        2

                            MILESTONE SCIENTIFIC INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON TUESDAY, SEPTEMBER 23, 1997

                                   ----------


      The Annual Meeting of Stockholders of Milestone Scientific Inc. will be held at the Hotel Inter-Continental on Tuesday, September 23, 1997 at 9:30 A.M., Eastern Daylight Savings Time, for the purpose of considering and acting upon the following:

     1.   Election of nine Directors.

     2.   Approval of the Company's 1997 Stock Option Plan.

     3. Confirmation of the appointment of Grant Thornton LLP as auditors for the fiscal year ending December 31, 1997.

     4. Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

      The Board of Director has fixed the close of business on August 1, 1997 as the record date for determining the stockholders having the right to notice of and to vote at the meeting.

                                            By order of the Board of Directors

                                            Leonard Osser
                                            Chairman of the Board

Livingston, New Jersey
August 20, 1997

--------------------------------------------------------------------------------
IMPORTANT:     Every stockholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope.

               We  shall   appreciate   your  giving  this  matter  your  prompt
               attention.

                            MILESTONE SCIENTIFIC INC.

                                   ----------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 23, 1997

                                   ----------

      Proxies in the form enclosed with this Statement are solicited by Management of Milestone Scientific Inc. ("Milestone" or the "Company") to be used at the Annual Meeting of Stockholders to be held at 9:30 A.M. Eastern Daylight Savings Time on September 23, 1997, for the purposes set forth in the Notice of Meeting and this Proxy Statement. Milestone's principal executive offices are at 220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07039. The approximate date on which this Statement and the accompanying proxy will be mailed to Stockholders is August 20, 1997.

                          THE VOTING AND VOTE REQUIRED

      On the record date for the meeting, August 1, 1997, there were outstanding 5,568,152 shares of Common Stock of the Company (the "Common Stock"), each of which will be entitled to one vote.

      Directors are elected by a plurality of the votes cast at the meeting. Confirmation of the appointment of auditors and approval of the 1997 Stock Option Plan (the "Plan") is by the affirmative vote of a majority of the votes cast at the meeting.

      All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, either by oral or written notice, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which is marked "WITHHOLD AUTHORITY" to vote for all nine nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies which are marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies ("broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table shows certain information with respect to beneficial ownership of the Company's Common Stock on July 28, 1997 by all persons known to be the beneficial owners of more than 5% of its outstanding shares, and by all Directors and Officers of the Company, as a group:

      NAME OF BENEFICIAL OWNER           SHARES BENEFICIALLY OWNED    % OF CLASS
      ------------------------           ------------------------     ----------
      Leonard Osser
      c/o Milestone Scientific Inc.
      220 South Orange Avenue
      Livingston Corporate Park
      Livingston, New Jersey 07039            2,395,500(1)               43.1%

      All Directors and Officers as
      a group (10 persons)                    2,699,094(2)               47.2%

--------------
(1) Consists of 1,586,000 held in the name of Leonard Osser, 800,000 shares held in the name of U.S. Asian Consulting Group, Inc., an affiliate of Mr. Osser, and 9,000 shares held by Guarantee and Trust Company for the benefit of U.S. Asian Consulting Group, Inc.

(2) Includes (i) 147,500 shares subject to stock options and (ii) 5,297 shares subject to warrants issued in the Company's March 1997 Private Placement financing, both exercisable within 60 days of the date hereof.

                              ELECTION OF DIRECTORS

      Nine Directors are to be elected at the Annual Meeting each for a term of one year and until the election and qualification of a successor.

      It is intended that votes pursuant to the enclosed proxy will be cast for the election of the nine nominees named below. In the event that any such nominee should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person, if any, as shall be designated by the Board of Directors (the "Board"). Management has no reason to believe these nominees will not be available for election.

      The nominees for election and certain information about them are shown in the following table:


                                                                      SHARES
                                                                   BENEFICIALLY     PERCENT
                                                                     OWNED ON         OF
NOMINEES FOR ELECTION                                            JULY 28, 1997 (1)   CLASS
---------------------                                            -----------------   -----
LEONARD OSSER,  49, has been President,  Chief Executive  Officer and a director  of the  Company  since July 1991.  From such date until July 1997, he also served as the Chief Financial Officer of the Company.  From 1980 until the  consummation  of the Company's public  offering in November 1995, he had been primarily  engaged as  the  principal  owner  and  Chief  Executive  of  U.S.  Asian
Consulting Group, Inc., a New Jersey based provider of consulting services in "work-out" and  "turnaround"  situations for publicly and privately owned companies in financial difficulty. During his career,  Mr. Osser has provided  consulting  service for, or with respect  to,  companies  in such  related  industries  as medical devices,  resource  recovery and  reprocessing and waste disposal
and  a  wide  variety  of  other  industries   including  fashion
accessories, entertainment,  telecommunications,  wood processing and securities.  While consulting for, or serving as an executive in, the securities  industry,  Mr. Osser  structured and arranged for  financing  and  evaluated  a large  number of  companies  in
diverse industries...............................................   2,395,000(2)       43.1%

GREGORY  VOLOK,  47, has been  Executive  Vice  President,  Chief
Operating  Officer and a director of the Company  since  December
1996.  He  initially  joined  the  Company  in March  1996 as the
President of Princeton  PMC,  Inc., a wholly owned  subsidiary of the  Company.  For more than ten years prior  thereto,  Mr. Volok served in various  sales and  marketing  executive  positions  of increasing responsibility with Dentsply International,  Inc. (the world's  largest  distributor of dental  supplies and equipment), including serving as the executive  responsible for launching its caulk endodontics line and the executive responsible for domestic
sales of its Cavitron Division...................................       6,700(3)          *

GIOVANNI  MONTONCELLO,  50,  has been a director  of the  Company since June 1995. He has been a self-employed Interior Designer in
Milan,  Italy for more than 5 years.  He has also  served  during such period as a part-time instructor in interior design at the G.
Cova Art School in Milan, Italy....................                    20,000(4)          *

MICHAEL J. MCGEEHAN, 29, has been a Vice President of the Company since January 1997 and a director of the Company since June 1995.
He was the Managing Director of Forefront Information Strategies,
a New Jersey  based  company  specializing  in  business  process re-engineering  and the design  and  implementation  of  computer database systems, from July 1994 through March 1997. In addition, from  August 1994 to January  1995 he was a manager for  American
International  Group, a world-wide property and casualty insurer, where he  managed  a staff of 12 data base  administrators.  From
January 1991 through July 1994, he held  positions with Microsoft
Corporation,  first as a database  specialist and network systems
engineer and then as a product manager for Microsoft Access......      20,000(4)          *


                                                                      SHARES
                                                                   BENEFICIALLY     PERCENT
                                                                     OWNED ON         OF
NOMINEES FOR ELECTION                                            JULY 28, 1997 (1)   CLASS
---------------------                                            -----------------   -----

DAVID  SULTANIK,  40, has been a director  of the  Company  since
January 1996. He has been the managing/administrative  partner of the Certified Public  Accounting firm Sultanik and Krumholz,  LLC since June 1994. For more than five years prior thereto, he was a
principal at the accounting firm Perelson, Johnson & Rones, P.C.       20,000(4)          *

STEPHEN A. ZELNICK,  59, has been a director of the Company since
January  1996.  He has  been a  partner  in the law  firm  Morse,
Zelnick,  Rose & Lander,  LLP since its inception in August 1995.
For more than five  years  prior to that he was of counsel to the law firm Dreyer and Traub, LLP and has been  practicing  law  for
more than 30 years...............................................     150,000(5)       2.67%

PAUL GREGORY,  62, has been a director of the Company since April
1997. Mr. Gregory has been a business and insurance consultant at
Innovative  Programs  Associates Inc. and Paul Gregory Associates
since  January  1995 and  January  1986,  respectively,  where he services,  among other entities,  foreign and domestic  insurance groups, law and accounting firms and international  corporations.
From  January  1992 to January  1993,  Mr.  Gregory  served as an appointed  Advisor to the  Commissioner of Insurance of the state of  Louisiana  in  the  areas  of  liquidations,  rehabilitations,
insurance policy risk transfers and reinsurance. ................      10,150(6)          *

LOUIS I.  MARGOLIS,  53, has been a director of the Company since
April  1997.  Mr.  Margolis  has been a General  Partner  of Pine
Street Associates,  L.P., a private  investment  partnership that invests in other  private  limited  partnerships,  since  January
1994. In January 1997, Mr.  Margolis  formed and is the President and sole  shareholder  of Chapel Hill Capital  Corp., a financial services  company.  From 1991 through 1993 he was a Member of the
Management  Committee of Nomura  Securities  International.  From
1993  through  1995 he was  Chairman of Classic  Capital  Inc., a registered  investment advisor. Mr. Margolis has been a member of the  Financial  Products  Advisory  Committee  of  the  Commodity
Futures Trading Commission since its formation in 1986, a Trustee of the  Futures  Industry  Institute  since 1991 and a Trustee of
Saint Barnabas Hospital in Livingston, NJ since 1994.............      10,000(6)          *

LEONARD M. SCHILLER, 55, has been a director of the Company since
April 1997.  Mr.  Schiller  has been a partner in the law firm of
Schiller,  Klein & McElroy, P.C. since 1977 and has practiced law in the State of Illinois for over 25 years.  He is also President of The Dearborn Group, a residential property management and real estate acquisition company. Mr. Schiller is a member of the Board
of   Directors  of  AccuMed  International,  Inc.,  a  laboratory
diagnostic company...............................................      43,094(7)          *

----------------

*    Less than 1%.

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the filing of this report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.
(2) Consists of 1,586,000 held in the name of Leonard Osser, 800,000 shares held in the name of U.S. Asian Consulting Group, Inc., an affiliate of Mr. Osser, and 9,000 shares held by Guarantee and Trust Company for the benefit of U.S. Asian Consulting Group, Inc.
(3) Consists of 4,000 shares held jointly with his wife and 2,700 shares held personally or in an IRA account.
(4) Consists of 20,000 shares subject to stock options exercisable within 60 days of the date hereof at $5.375 per share.

(5) Includes an aggregate of 45,000 shares subject to stock options exercisable within 60 days of the date hereof, 20,000 of which are exercisable at $5.375 per share and 25,000 of which are exercisable at $5.125 per share, and 100,000 shares as to which beneficial ownership is shared with certain partners not affiliated with the Company.

(6) Includes 10,000 shares subject to stock options exercisable within 60 days of the date hereof at $5.125 per share.

(7) Includes 22,500 and 5,297 shares subject to stock options and warrants, respectively, exercisable within 60 days of the date hereof at $5.125 and $4.72 per share, respectively.

BOARD OF DIRECTORS AND COMMITTEES

      The Board held five meetings and the Audit and Compensation Committees held no meetings during fiscal 1996. The Audit Committee is comprised of Messrs. Margolis, Schiller and Sultanik. The Compensation Committee is comprised of Messrs. Margolis, Sultanik and Zelnick. There is no nominating committee. All directors attended more than 75% of the aggregate number of meetings of the Board.

      The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, and administers the issuance of stock options to the Company's officers, employees, directors and consultants. The Company has agreed with the placement agent in its March 1997 private placement financing that until March 13, 2000, all compensation arrangements between the Company and its directors, officers and affiliates shall be reviewed by a compensation committee, the majority of which is made up of independent directors. The Audit Committee meets with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters.

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

                     COMPENSATION OF DIRECTORS AND OFFICERS
                               AND RELATED MATTERS

SUMMARY COMPENSATION TABLE

      The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 1995 and 1996 by (i) the Company's Chief Executive Officer and (ii) any other of the four most highly compensated executive officers earning more than $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the "Named Executives"). Spintech, Inc. ("Spintech") is a 69% owned subsidiary of Milestone.

                           SUMMARY COMPENSATION TABLE

     NAME AND PRINCIPAL POSITION                    YEAR            SALARY ($)
     ---------------------------                    ----            ----------
      Leonard Osser,
      President, CEO                                1996              265,719(1)
      and CFO                                       1995               35,257(2)

      Ronald Spinello, DDS
      Chairman and Director of
      Research of Spintech(3)                       1996              126,306

------------------
(1) Includes $170,000 earned as President, Chief Executive Officer and Chief Financial Officer of Milestone and $95,719 earned as President and Chief Executive Officer of Spintech. Does not include $56,514 paid by the Company to Marilyn Elson, a certified public accountant who was employed by the Company to render accounting services. Ms. Elson is the wife of Mr. Osser.
(2) Includes $22,885 earned as President, CEO and COO of Milestone and $12,372 earned as President and CEO of Spintech. Does not include $4,600 paid by Milestone to Marilyn Elson for book keeping services rendered as Comptroller of Milestone and $4,000 paid by Milestone and $2,250 paid by Spintech to the accounting firm of Sultanik and Krumholz, LLC, one of whose partners was Ms. Elson.
(3)  Dr. Spinello's positions with Spintech were terminated in April 1997.


OPTION GRANTS IN FISCAL YEAR 1996 AND FISCAL YEAR-END OPTION VALUES

      No options were granted to or are outstanding for any Named Executive at December 31, 1996.

EMPLOYMENT CONTRACTS

      In March 1995, the Company entered into an employment agreement with Mr. Osser which, as amended, provides for a term expiring in March 2000, with a two-year non-competition period at the end of the term. Mr. Osser must devote substantially all of his time to Company business. Under the employment agreement Mr. Osser receives compensation at the annual rate of $170,000. Mr. Osser's employment agreement permits him to assume executive positions with subsidiaries or other entities in which the Company has invested and to receive additional compensation from such other entity.

      In November 1995, the Company entered into an employment agreement with Ronald P. Spinello, D.D.S., providing for his employment as Chairman and Director of Research of Spintech for a five-year term beginning November 10, 1995 at an initial salary of $110,000 per annum and increasing by 10% per year for each succeeding year throughout the term. The agreement also provides for the payment to him of up to a $500,000 bonus at the end of the employment term, depending on the achievement of certain profit projections for each year of the term. Dr. Spinello's positions with Spintech were terminated in April 1997.

      In November 1996, the Company entered into a five-year employment agreement with Gregory Volok, providing for his employment as Executive Vice President. The agreement provides for an annual base salary of $120,000 and an 18-month non-competition period at the expiration of the term.

      In November 1996, the Company entered into an employment agreement with Joel D. Warady providing for his employment as President and Chief Operating Officer of Wisdom Toothbrush Co., a wholly owned subsidiary of the Company ("Wisdom"), for a three-year term at an annual base salary of $105,000. If the income before Federal income taxes of Wisdom meets certain levels in the years 1997, 1998, and 1999, Mr. Warady will receive stock bonuses of 5,000, 7,000 and 10,000 shares of the Common Stock of the Company, respectively. The agreement also provides for non-competition at the end of the term for six months or one year, depending upon the reason the employment has terminated.

INFORMATION ABOUT EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTOR NOMINEES

      Joel Warady has been Vice President of Milestone since January 1997 and President of Wisdom for more than five years.


COMPENSATION OF DIRECTORS

      Non-employee directors are granted, upon becoming a director, five-year options to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of grant.

They receive no cash compensation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During 1994 and 1995 Leonard Osser provided demand loans to the Company amounting to $44,559 and $119,000, bearing interest at 6% per annum. The loans were repaid in November 1995.

      From April 1995 until February 28, 1997, Spintech leased its corporate and administrative offices from LenRon Realty, Inc. ("LenRon"), pursuant to a lease expiring March 31, 2000. The premises consisted of 1,500 sq. ft. on the first and second floors of a two-story frame building. According to the terms of the lease, annual rentals were to increase from $12,600 in the first year to $28,000 in the year 2000 and Spintech was to pay increases in real estate taxes and certain maintenance costs. Spintech leased additional warehouse and manufacturing space from LenRon on a month-to-month basis at $1,000 per month. Leonard Osser founded, is the President and since December 1996 the sole owner of LenRon. On February 28, 1997, LenRon released Spintech from its continuing obligations under the lease in anticipation of Spintech's relocation to the Company's corporate headquarters in New Jersey.

      In March 1996, the Company organized Princeton PMC to market and sell dental products. Initially, Princeton PMC was a joint venture between the Company and Gregory Volok. In December 1996, it became a wholly owned subsidiary when the Company acquired Mr. Volok's one-third interest in Princeton PMC in exchange for 100 shares of Common Stock and an earnout of up to an additional 159,900 shares based on the Company's future earnings. At such time, Mr. Volok became Executive Vice President, Chief Operating Officer and a Director of Milestone.

      From January 1, 1994 through March 1997, Spintech rented from Ronald Spinello, DDS, on a month-to-month basis, at the rate of $200 per month, laboratory space located in his home.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the best of the Company's knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during 1996.

                           THE 1997 STOCK OPTION PLAN

      On March 20, 1997, the Board adopted the 1997 Stock Option Plan, which provides, among other matters, for incentive and non-qualified stock options to purchase 500,000 shares of Common Stock. The Board proposes that the stockholders approve the Plan. The Board has granted incentive stock options to purchase an aggregate of 152,500 shares of Common Stock to four executive officers, including the Company's Chief Executive Officer, and one employee of the Company; provided, however, that if stockholders do not approve the Plan within one year from the date of grant of these options, such options will become non-qualified stock options. In addition, the Board has granted to the Company's Chief Executive Officer, pursuant to the Plan, non-qualified stock options to purchase 106,500 shares of Common Stock. The exercise price of the options granted pursuant to the Plan will equal or exceed the fair market value of a share of Common Stock on the date of grant.

      The purpose of the Plan is to provide incentives to officers, key employees, directors, independent contractors and agents whose performance will contribute to the long-term success and growth of the Company, to strengthen the ability of the Company to attract and retain officers, key employees, directors, independent contractors and agents of high competence, to increase the identity of interests of such people with those of the Company's stockholders and to help build loyalty to the Company through recognition and the opportunity for stock ownership. The Plan will be administered by the Compensation Committee of the Board.

TERMS OF OPTIONS

      The Plan permits the granting of both incentive stock options and non-qualified stock options. Generally, the option price of both incentive stock options and non-qualified stock options must be at least equal to 100% of the fair market value of the shares on the date of grant. The maximum term of each option is ten years. For any participant who owns shares possessing more than 10% of the voting rights of the Company's outstanding shares of Common Stock, the exercise price of any incentive stock option must be at least equal to 110% of the fair market value of the shares subject to such option on the date of grant and the term of the option may not be longer than five years. Options become exercisable at such time or times as the Board may determine at the time it grants options.

FEDERAL INCOME TAX CONSEQUENCES

      Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to the Company or the employee. The exercise of a non-qualified stock option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price.

      Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

      The Company will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

      Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to the Company or the employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a "disqualifying disposition"), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee's alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

      ELIGIBILITY

      Under the Plan, incentive stock options may be granted only to officers and employees and non-qualified stock options may be granted to officers, employees as well as directors, independent contractors and agents. The Board has granted incentive stock options and non qualified stock options to purchase an aggregate of 259,000 shares of Common Stock as detailed above; provided, however, that if stockholders do not approve the plan within one year from the date of grant of these options, such options will all become non-qualified stock options. The Company has no present plans or understandings to grant any other Options under the Plan. Persons eligible to receive options consist primarily of five (5) officers and twelve (12) key employees.

      The Company believes that the Plan should be approved so that shares of Common Stock are available for grant to key employees, officers and directors as well as independent contractors and agents upon whose performance and contribution the long-term success and growth of the Company is dependent.

      THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

             CONFIRMATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Board proposes that the stockholders ratify the appointment of Grant Thornton LLP as the Company's independent accountants for 1997. Grant Thornton LLP were the Company's independent accountants for 1996. The report of Grant Thornton LLP with respect to the Company's financial statements appears in the Company's Annual Report for the fiscal year ended December 31, 1996. A representative of Grant Thornton LLP will be at the Annual Meeting of Stockholders and will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions. In the event the stockholders fail to ratify the appointment, the Board will consider it a directive to consider other accountants for a subsequent year.

      THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.


                                  MISCELLANEOUS

OTHER MATTERS

      Management knows of no matter other than the foregoing to be brought before the Annual Meeting of Stockholders, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

REPORTS AND FINANCIAL STATEMENTS

      Milestone's Annual Report for the year ended December 31, 1996 including Audited Financial Statements has been previously mailed. Such Report and Financial Statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

      A Copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-KSB, without exhibits, will be provided without charge to any stockholder submitting a written request. Such request should be addressed to Mr. Leonard Osser, President, Milestone Scientific Inc., 220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07039.

SOLICITATION OF PROXIES

      The entire cost of the solicitation of proxies will be borne by Milestone. Proxies may be solicited by directors, officers and regular employees of Milestone, without extra compensation, by telephone, telegraph, mail or personal interview. Milestone will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.

STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the Company's 1998 Annual Meeting must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than May 26, 1998. Such proposals should be addressed to Mr. Leonard Osser, President, Milestone Scientific Inc., 220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07039.

      EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                            By order of the Board of Directors

                                            Leonard Osser
                                            Chairman of the Board

Livingston, New Jersey
August 20, 1997

                                                                      APPENDIX A
                            MILESTONE SCIENTIFIC INC.

                             1997 STOCK OPTION PLAN

      1. PURPOSES. The purposes of this Stock Option Plan are to attract and retain qualified personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company or its Subsidiaries, if any (as defined in Section 2 below), as well as other individuals who perform services for the Company or its Subsidiaries, and to promote the success of the Company's business.

      Options granted hereunder may be either "incentive stock options", as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "non-qualified stock options", at the discretion of the Board and as reflected in the terms of the written instrument evidencing an Option.

      2. DEFINITIONS. As used herein, the following definitions shall apply:

      (a)"BOARD" shall mean the Board of Directors of the Company.

      (b)"COMMON STOCK" shall mean the Common Stock of the Company (par value $.001 per share.)

      (c)"COMPANY" shall mean Milestone Scientific Inc., a Delaware corporation.

      (d)"COMMITTEE" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

      (e)"CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board.

      (f)"EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

      (g)"EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

      (h)"INCENTIVE STOCK OPTION" shall mean a stock option intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

      (i)"NON-QUALIFIED STOCK OPTION" shall mean a stock option not intended to qualify as an Incentive Stock Option.

      (j)"OPTION" shall mean a stock option granted pursuant to the Plan.

      (k)"OPTIONED STOCK" shall mean the Common Stock subject to an Option.

      (l)"OPTIONEE" shall mean an Employee or other person who receives an Option.

      (m) "PARENT" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Internal Revenue Code of 1986, as amended.

      (n)"SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

      (o)"SEC" shall mean the Securities and Exchange Commission.

      (p)"SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

      (q)"SUBSIDIARY" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended.

3.  STOCK.

      Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 500,000 shares of Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan.

4.  ADMINISTRATION.

      (a) PROCEDURE. The Company's Board of Directors may appoint a Committee to administer the Plan. The Committee shall consist of not less than three members of the Board of Directors who shall administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

      If a majority of the Board of Directors is eligible to be granted Options or has been eligible at any time within the preceding year, a Committee must be appointed to administer the Plan. The Committee must consist of not less than three members of the Board of Directors, all of whom are "disinterested persons" as defined in Rule 16b-3 of the General Rules and Regulations promulgated under the Exchange Act.

      (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board, or the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422A of the Internal Revenue Code of 1986, as amended, or to grant Non-qualified Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

      (c)EFFECT OF THE BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

5.  ELIGIBILITY; NON-DISCRETIONARY GRANTS.

      (a) GENERAL. Incentive Stock Options may be granted only to Employees. Non-qualified Stock Options may be granted to employees as well as directors (subject to the limitations set forth in Section 4), independent contractors and agents, as determined by the Board. Any person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options. The Plan shall not confer upon any Optionee any right with respect to continuation of employment by the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time.

      (b) LIMITATION ON INCENTIVE STOCK OPTIONS. No Incentive Stock Option may be granted to an Employee if, as the result of such grant, the aggregate fair market value (determined at the time each option was granted) of the Shares with respect to which such Incentive Stock Options are exercisable for the first time by such Employee during any calendar year (under all such plans of the Company and any Parent and Subsidiary) shall exceed One Hundred Thousand Dollars ($100,000).

      (c) NON-DISCRETIONARY GRANTS. Each director who is not an employee of the Company or a Subsidiary should, immediately upon taking office, be granted an option for 20,000 shares.

6. TERM OF THE PLAN. The Plan shall become effective upon the earlier to occur of (i) its adoption by the Board of Directors, or (ii) its approval by vote of the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. The Plan shall continue in effect until May 28, 2007 unless sooner terminated under Section 13 of the Plan.

7. TERM OF OPTION. The term of each Option shall be ten (10) years from the date of grant hereof or such shorter term as may be provided in the instrument evidencing the Option. However, in the case of an Incentive Stock Option granted to an Employee who, immediately before the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the day of grant thereof or such shorter time as may be provided in the instrument evidencing the Option.

8.  EXERCISE PRICE AND CONSIDERATION.

      (a)The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

           (i) In the case of an Incentive Stock Option:

                  (A) granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant, as the case may be;

                  (B) granted to an Employee  not subject to the  provisions  of
           Section 8(a)(i)(A), the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant.

           (ii) In the case of a Non-qualified Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant.

      (b) The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices or, if applicable, the closing price of the Common Stock on the date of grant, as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

      (c)The consideration to be paid for the Shares to be issued upon exercise of an Option or in payment of any withholding taxes thereon, including the method of payment, shall be determined by the Board and may consist entirely of
(i) cash, check or promissory note; (ii) other Shares of Common Stock owned by the Employee having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (iii) other Options owned by the Employee having an aggregate in-the-money value equal to the aggregate exercise price of the Options being exercised (Options are in-the-money if the fair market value of the underlying Shares exceeds the exercise price of the Options), (iv) an assignment by the Employee of the net proceeds to be received from a registered broker upon the sale of the Shares or the proceeds of a loan from such broker in such amount; or
(v) any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under Delaware Law and meeting rules and regulations of the SEC to plans meeting the requirements of Section 16(b)(3) of the Exchange Act.

9.  PROCEDURES AND LIMITATIONS ON EXERCISE OF OPTIONS.

      (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and subject to such conditions as may be determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissable under the terms of the Plan.

           An Option may not be exercised for a fraction of a Share.

           An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the instrument evidencing the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan; it being understood that the Company shall take such action as may be reasonably required to permit use of an approved payment method. Until the issuance, which in no event will be delayed more than thirty (30) days from the date of the exercise of the Option, (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

           Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b) TERMINATION OF STATUS AS AN EMPLOYEE. If any Employee ceases to serve as an Employee, he may, but only within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it as of the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

      (c) DISABILITY OF AN EMPLOYEE. Notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his total and permanent disability (as defined in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended), he may, but only within three (3) months (or such other period of time not exceeding twelve
(12) months as is determined by the Board) from the date of disability, exercise his Option to the extent he was entitled to exercise it at the date of such disability. To the extent that he was not entitled to exercise the Option at the date of disability, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

      (d) DEATH OF OPTIONEE. In the event of the death of an Optionee:

           (i) during the term of the Option who is at the time of his death an Employee of the Company and who shall have been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living one (1) month after the date of death; or

           (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within three (3) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

10. NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

      In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board of Directors of the Company shall, as to outstanding Options, either (i) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided, only that the excess of the aggregate fair market value of the shares subject to the Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof, or (ii) upon written notice to an Optionee, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

12. TIME FOR GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each person to whom an Option is so granted within a reasonable time after the date of such grant.

13.  AMENDMENT AND TERMINATION OF THE PLAN.

      (a)GENERAL. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the outstanding shares of the Company entitled to vote:

          (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

          (ii) any change in the designation of the class of persons eligible to be granted options; or

          (iii) any material increase in the benefits accruing to participants under the Plan.

      (b) STOCKHOLDER APPROVAL. If any amendment requiring stockholder approval under Section 13(a) of the Plan is made, such stockholder approval shall be solicited as described in Section 17(a) of the Plan.

      (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by, or appropriate under, any of the aforementioned relevant provisions of law.

15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

17. STOCKHOLDER APPROVAL. Continuation of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. The approval of such stockholders of the Company shall be (1) solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished.

      If such stockholder approval is obtained by written consent in the absence of a Stockholders' Meeting, it must be obtained by the written consent of all stockholders of the Company who would have been entitled to cast the minimum number of votes which would be necessary to authorize such action at a meeting at which all stockholders entitled to vote thereon were present and voting.

18. OTHER PROVISIONS. The Stock Option Agreement authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Board of Directors of the Company's shall deem advisable. Any Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary in order that such option will be an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

19. INDEMNIFICATION OF BOARD. In addition to such other rights of indemnification as they may have as directors or as members of the Board, the members of the Board shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his duties, provided that within sixty (60) days after institution of any such action, suit or proceeding a Board member shall, in writing, offer the Company the opportunity, as its own expense, to handle and defend the same.

20. OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Subsidiary.

21.  COMPLIANCE WITH EXCHANGE ACT RULE 16B-3. With respect to persons subject to
Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

22. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

23. HEADINGS, ETC., NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

                           MILESTONE SCIENTIFIC INC.

           This proxy is solicited by the Board of Directors for the
                      Annual Meeting on September 23, 1997

     The undersigned hereby appoints Leonard Osser and Michael J. McGeehan and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Milestone Scientific Inc. to be held on September 23, 1997 at 9:30 a.m., and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

1. ELECTION OF DIRECTORS--Leonard Osser, Gregory Volok, Giovanni Montoncello, Michael J. McGeehan, David Sultanik, Stephen A. Zelnick, Paul Gregory, Louis I. Margolis and Leonard M. Schiller.

[ ]  FOR all nominees.

[ ]  WITHHOLD authority to vote for all nominees.

[ ]  FOR all nominees,  EXCEPT nominee(s) written below.

     ___________________________________________________________________________

                                                         FOR   AGAINST   ABSTAIN
2.   The approval of the 1997 Stock Option Plan.         [ ]     [ ]       [ ]

3.   Confirmation of the appointment of Grant Thornton   [ ]     [ ]       [ ]
     LLP as auditors for the fiscal year ending
     December 31, 1997.

                                  (Continued, and to be signed, on Reverse Side)

     The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR each of the proposals.

     The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

                                           Dated:_________________________, 1997

                                           _____________________________________

                                                   Signature of Stockholder

                                           _____________________________________

                                                    Signature of Stockholder

                                           DATE AND SIGN EXACTLY AS NAME APPEARS
                                           HEREON.  EACH JOINT TENANT MUST SIGN.
                                           WHEN SIGNING AS  ATTORNEY,  EXECUTOR,
                                           TRUSTEE,  ETC.,  GIVE FULL TITLE.  IF
                                           SIGNER IS  CORPORATION,  SIGN IN FULL
                                           CORPORATE NAME BY AUTHORIZED OFFICER.